Fair Value Measurements	12 Months Ended
Dec. 31, 2025
EBP 002
Investments that Calculate Net Asset Value ("NAV") [Line Items]
Fair Value Measurements [Text Block]
5. Fair Value Measurements

The FASB ASC 820, Fair Value Measurements and Disclosures, provides the framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under FASB ASC 820 are described as follows:

Level 1 - Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the plan has the ability to access.

Level 2 - Inputs to the valuation methodology include:

•quoted prices for similar assets or liabilities in active markets;
•quoted prices for identical or similar assets or liabilities in inactive markets;
•inputs other than quoted prices that are observable for the asset or liability;
•inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 - Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Plan uses appropriate valuation techniques based on the available inputs to measure the fair value of its investments. The asset’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. When available, valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs.
Following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the valuation methodologies used at December 31, 2025 and 2024.
•Registered investment companies: Valued based on quoted prices in an active market that represent the net asset value of shares held by the Plan at year end.

•Affiliated stock: The Home Bancorp Inc. Stock Fund is an account comprised of common stock of Home Bancorp, Inc. and short-term cash investments. The fund is valued based on the closing price of Home Bancorp, Inc.'s common stock quoted on the active market and the fair value of short-term cash investments.

•Pooled separate accounts: Valued at NAV of shares held by the Plan at year-end, provided by the administrator of the fund. NAV of pooled separate accounts are the basis for current transactions and available via investor online reporting.

Based on management's interpretation of the guidance under ASC 820, investments measured at net asset value (i.e. pooled separate accounts) are now classified in the fair value hierarchy because these investments are considered to have readily determinable fair value. The NAV of pooled separate accounts are considered determinable and published to current and prospective investors and are the basis for current transactions. There have been no changes in the inputs or valuation methodologies used to calculated the NAV of the assets.

The Plan’s investments, excluding the guaranteed investment contract, are reported at fair value in the accompanying statement of net assets available for benefits. The methods used to measure fair value may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Plan believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.